506491996.1 OPTION CANCELLATION AGREEMENT This Option Cancellation Agreement (this “Agreement”) is made and entered into as of March 29, 2023, by and between Intellicheck, Inc. (the “Company”) and Jeffrey Ishmael (“Optionholder”). STATEMENT OF PURPOSE WHEREAS, the Company maintains the Intellicheck, Inc. 2015 Omnibus Incentive Plan, as amended and restated (the “Plan”), pursuant to which the Company can grant options to purchase shares of common stock of the Company (“Shares”); WHEREAS, on May 13, 2022, the Company granted an option under the Plan to Optionholder to purchase up to 91,228 Shares (the “Option”), subject to vesting and other terms set forth in the award agreement between the Company and Optionholder dated May 13, 2022 (the “Option Agreement”) and such Option is currently outstanding as it has not been exercised, terminated, or otherwise cancelled; WHEREAS, the parties desire for Optionholder to surrender for cancellation to the Company as provided in this Agreement all of Optionholder’s rights, title and interest in and to the Option (the “Canceled Option”), representing Optionholder’s right to acquire 100% of the Shares subject to the Option in exchange for a new equity incentive grant in the form of restricted stock units to be issued under the Plan. NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the Company and Optionholder hereby agree as follows: 1. Cancellation Consideration. The Company will grant to Optionholder 91,228 restricted stock units under the Plan (the “Cancellation Consideration”). The terms and conditions of the restricted stock units will be governed by the Plan and the award agreement issued thereunder. 2. Cancellation of Option. As a material inducement to the Company to enter into this Agreement and as a condition to Optionholder’s eligibility to receive the Cancellation Consideration, the parties agree that the Canceled Option is hereby terminated, cancelled and forfeited in its entirety and will have no further force or effect. 3. Release. By executing and delivering this Agreement, Optionholder, on Optionholder’s own behalf and on behalf of Optionholder’s heirs, personal representatives, administrators, successors and assigns (collectively with Optionholder, the “Releasing Parties”) hereby waives, releases, acquits and discharges the Company and its respective past, present and future officers, managers, directors, agents, employees, stockholders, members, owners, subsidiaries, affiliates, predecessors, successors and assigns, of and from (a) any and all obligations and liabilities of any kind or nature arising under or relating to the Canceled Option or any agreements documenting the grant of Canceled Option or any rights related thereto and (b) any and all claims, rights, demands, actions and causes of action of any kind that Optionholder (or any other Releasing Party) has or may have in connection with or relating to the Canceled Option. DocuSign Envelope ID: 01ED9BDC-D8B0-47ED-AEB5-27B4F5174F98

506491996.1 4. Representations. Optionholder represents and warrants that (a) Optionholder has read, understands the terms of, and has had an opportunity to seek legal counsel regarding this Agreement and (b) Optionholder owns the Canceled Option cancelled pursuant to this Agreement free and clear of all claims, liens, restrictions, mortgages, charges, encumbrances, security interests, pledges, voting agreements and commitments of any kind and has full power and authority to agree to the cancellation and forfeiture of such Canceled Option. 5. Binding Effect. Optionholder understands and agrees that the cancellation and forfeiture of the Canceled Option pursuant to this Agreement in exchange for the payment of the Cancellation Consideration and the acceptance thereof by the Company will constitute a binding and enforceable agreement between Optionholder and the Company, on the terms and subject to the conditions set forth in this Agreement. Optionholder acknowledges that the Canceled Option forfeited under this Agreement will be canceled effective as of the date of this Agreement, and, upon cancellation, Optionholder will forfeit any and all rights in connection with the Canceled Option. 6. Miscellaneous. Optionholder, upon request, will execute and deliver any additional documents deemed by the Company to be reasonably necessary or desirable to complete the cancellation and forfeiture of the Canceled Option. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement and supersede all previous written, oral or implied understandings between the parties relating to the subject matter of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by the parties that states that it is an amendment to this Agreement. No waiver by any party of any breach by another party of any provision of this Agreement will be deemed to be a waiver of any other breach thereof or as a waiver of any such or other provision of this Agreement. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law or conflicts of law principles thereof. The rights and obligations of the parties under this Agreement will be binding on and inure to the benefit of the parties and their respective successors and assigns. This Agreement may be executed in one or more counterparts for the convenience of the parties, each of which will be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format will be effective as delivery of a manually executed counterpart to this Agreement. IN WITNESS WHEREOF, the parties have caused this Option Cancellation Agreement to be duly executed as of the date first written above. INTELLICHECK, INC. By: Jeffrey Ishmael Name: Title: DocuSign Envelope ID: 01ED9BDC-D8B0-47ED-AEB5-27B4F5174F98 CEO BRyAN LEWIS